Exhibit 99.1

RESTATED FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2006

We provide this supplement to assist investors in evaluating our Company’s financial and operating metrics.  We suggest that the notes to this supplement are read in conjunction with the financial tables.  The financial information included in this supplement contains certain non-GAAP financial measures.  These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for, or superior to, GAAP results.  The non-GAAP measures included in this supplement have been reconciled to the most comparable GAAP measure.  The Company intends to update the financial supplement on a quarterly basis.

Notes to Financial Supplement

Presentation

Stock Option Investigation

On June 12, 2006, we announced that a committee of independent directors of the Board of Directors (the “Special Committee”) assisted by independent legal counsel and outside accounting experts were conducting an independent investigation to review our historical stock option grant practices.  On December 13, 2006, we restated our historical financial statements to record additional non-cash stock based compensation charges and the related income tax effects based on the findings of the Special Committee.  On December 26, 2006, we filed our Quarterly Report for the quarter ended September 30, 2006, completing the restatements and bringing us compliant with our periodic filings.  We recorded these non-cash compensation charges as a component of “Corporate expenses” and did not allocate these non-cash costs to our reportable segments.  The restatement did not affect our statements of operations or segment results for the 2006 periods.

Sale of Advertising & Communications business in North America.

On August 31, 2006, we sold our TMP Worldwide Advertising & Communications business in North America.  As a result of this transaction, the Company has completed the global divestiture of its recruitment advertising business and will no longer report an Advertising & Communications operating segment.  Accordingly, we have reclassified our quarterly financial information to reflect the disposition as discontinued operations in all periods presented.  The financial results from continuing operations, presented herein, reflect the remaining and ongoing results of our business.

(1) Non-GAAP financial measures

The information included in this financial supplement contains non-GAAP financial measures.  A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”).  These measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures reported by other companies.  We believe that our presentation of non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations.  In addition, we use these measures for reviewing our financial results and for budgeting and planning purposes.

Operating income before depreciation and amortization (“OIBDA”) is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. We consider OIBDA to be an important indicator of our operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which we believe is useful to management and investors in evaluating our operating performance.  OIBDA is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Monster Worldwide, Inc.
Statements of Operations - Non GAAP
(unaudited, in thousands, except per share amounts)

	Trended Quarterly Data											Year to Date Data
Summary P&L Information	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	9M 2005	9M 2006

Monster Careers	$110,117	$122,995	$134,277	$148,982	$164,773	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$515,736	$706,071
Internet Advertising & Fees	12,045	18,909	23,402	23,182	24,761	26,059	27,903	30,830	32,447	37,979	41,563	78,723	111,989
Revenue	122,162	141,904	157,679	172,164	189,534	198,091	206,834	223,812	257,036	275,169	285,855	594,459	818,060

Salary and related	45,914	55,817	65,230	70,323	71,282	77,510	81,820	85,819	89,524	95,439	103,895	230,612	288,858
Office and general	20,762	23,083	24,727	26,023	29,073	29,135	28,831	31,405	36,973	32,672	42,025	87,039	111,670
Marketing and promotion	37,627	37,837	37,032	36,594	47,952	47,062	46,074	53,633	65,799	73,212	68,077	141,088	207,088
OIBDA(1)	17,859	25,167	30,690	39,224	41,227	44,384	50,109	52,955	64,740	73,846	71,858	135,720	210,444

Depreciation expense	5,202	5,660	5,821	4,864	5,759	5,820	5,967	6,292	7,097	8,586	7,323	17,546	23,006
Amortization of restricted stock and RSU Plan	474	872	737	639	968	534	540	693	2,029	3,423	2,943	2,042	8,395
Non-cash stock option expense	2,963	2,854	2,685	2,705	2,721	2,138	6,601	425	—	—	—	11,460	—
Amortization of intangibles	598	1,191	3,042	2,301	2,327	2,247	2,179	2,832	2,675	2,569	1,765	6,753	7,009
Operating expenses	113,540	127,314	139,274	143,449	160,082	164,446	172,012	181,099	204,097	215,901	226,028	496,540	646,026

Operating income	8,622	14,590	18,405	28,715	29,452	33,645	34,822	42,713	52,939	59,268	59,827	97,919	172,034
Interest and other, net(2)	(276)	(821)	(508)	(454)	(391)	733	684	3,804	3,130	3,940	5,012	1,026	12,082
Income from cont. operations, pre-tax	8,346	13,769	17,897	28,261	29,061	34,378	35,506	46,517	56,069	63,208	64,839	98,945	184,116

Income taxes	2,651	4,928	5,823	11,733	10,452	12,146	13,015	16,028	20,411	22,077	22,692	35,613	65,180
Losses in equity interests	—	—	—	—	(209)	(367)	(641)	(2,180)	(1,241)	(2,284)	(2,054)	(1,217)	(5,579)
Income from continuing operations	5,695	8,841	12,074	16,528	18,400	21,865	21,850	28,309	34,417	38,847	40,093	62,115	113,357

Income (loss) from disc. operations, net of tax(3)	3,526	4,358	5,002	2,712	(438)	(3,848)	4,216	7,840	7,845	770	(123,910)	(70)	(115,295)

Net income (loss)	$ 9,221	$13,199	$17,076	$19,240	$17,962	$18,017	$26,066	$36,149	$42,262	$39,617	$(83,817)	$62,045	$(1,938)

Basic earnings (loss) per share:
Income from continuing operations	$ 0.05	$ 0.08	$ 0.10	$ 0.14	$ 0.15	$ 0.18	$ 0.18	$ 0.23	$ 0.27	$ 0.30	$ 0.31	$ 0.51	$ 0.89
Net income (loss)	$ 0.08	$ 0.11	$ 0.14	$ 0.16	$ 0.15	$ 0.15	$ 0.21	$ 0.29	$ 0.33	$ 0.31	$ (0.65)	$ 0.51	$ (0.02)

Diluted earnings (loss) per share:
Income from continuing operations	$ 0.05	$ 0.07	$ 0.10	$ 0.14	$ 0.15	$ 0.18	$ 0.18	$ 0.22	$ 0.26	$ 0.29	$ 0.31	$ 0.50	$ 0.86
Net income (loss)	$ 0.08	$ 0.11	$ 0.14	$ 0.16	$ 0.15	$ 0.15	$ 0.21	$ 0.28	$ 0.32	$ 0.30	$ (0.64)	$ 0.50	$ (0.01)

Weighted avg. shares outstanding:
Basic shares	115,533	117,431	118,584	119,373	120,655	121,049	122,128	124,348	126,753	128,551	128,484	121,283	127,938
Diluted shares	118,030	120,192	120,351	122,353	123,577	123,181	124,757	127,418	130,619	132,009	130,827	123,798	131,224

(1)             - See notes to financial supplement for further explanation of non-GAAP measures.

(2)             - Interest and other, net includes a $2.1 million gain from the sale of a long-term investment in the fourth quarter of 2005.

(3)             - Loss from discontinued operations, net of tax in the third quarter of 2006 includes the write-off of $133.0 million of goodwill related to our former TMP
  Worldwide Advertising & Communications business in North America.

Monster Worldwide, Inc.

Segment Information and Margin Analysis - Non-GAAP

(unaudited, in thousands)

	Trended Quarterly Data											Year to Date Data
	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Q1 2006	Q2 2006	Q3 2006	9M 2005	9M 2006
Segment revenue:
Monster Careers - North America	$92,951	$96,985	$103,494	$112,070	$123,556	$126,152	$134,094	$137,798	$159,998	$162,816	$166,910	$383,802	$489,724
Monster Careers - International	17,166	26,010	30,783	36,912	41,217	45,880	44,837	55,184	64,591	74,374	77,382	131,934	216,347
Monster Careers revenue	$110,117	$122,995	$134,277	$148,982	$164,773	$172,032	$178,931	$192,982	$224,589	$237,190	$244,292	$515,736	$706,071

Internet Advertising & Fees revenue	12,045	18,909	23,402	23,182	24,761	26,059	27,903	30,830	32,447	37,979	41,563	78,723	111,989

Total Monster revenue	$122,162	$141,904	$157,679	$172,164	$189,534	$198,091	$206,834	$223,812	$257,036	$275,169	$285,855	$594,459	$818,060

Segment OIBDA(1):
Monster Careers - North America	$21,077	$26,292	$30,918	$40,786	$41,409	$45,309	$50,984	$49,974	$58,652	$61,337	$62,114	$137,702	$182,103
Monster Careers - International	(1,952)	1,347	1,706	3,940	545	(777)	92	3,580	4,724	7,064	8,248	(140)	20,036
Monster Careers OIBDA(1)	$19,125	$27,639	$32,624	$44,726	$41,954	$44,532	$51,076	$53,554	$63,376	$68,401	$70,362	$137,562	$202,139

Internet Advertising & Fees OIBDA(1)	5,649	5,873	7,116	6,705	8,269	9,187	9,557	11,915	11,608	14,235	13,504	27,013	39,347

Total Monster OIBDA(1)	$24,774	$33,512	$39,740	$51,431	$50,223	$53,719	$60,633	$65,469	$74,984	$82,636	$83,866	$164,575	$241,486

Corporate expenses before D&A(1)	$(6,915)	$(8,345)	$(9,050)	$(12,207)	$(8,996)	$(9,335)	$(10,524)	$(12,514)	$(10,244)	$(8,790)	$(12,008)	$(28,855)	$(31,042)

Segment operating income (loss):(1)
Monster Careers - North America	$17,213	$22,423	$27,117	$37,267	$37,285	$41,100	$46,735	$45,769	$54,559	$55,597	$57,193	$125,120	$167,349
Monster Careers - International	(2,912)	(153)	(1,318)	2,299	(1,978)	(3,217)	(2,367)	285	765	2,003	4,997	(7,562)	7,765
Monster Careers operating income	$14,301	$22,270	$25,799	$39,566	$35,307	$37,883	$44,368	$46,054	$55,324	$57,600	$62,190	$117,558	$175,114

Internet Advertising & Fees operating income	4,977	4,659	5,325	4,968	7,116	8,046	8,407	10,656	9,486	12,563	11,843	23,569	33,892

Total Monster operating income	$19,278	$26,929	$31,124	$44,534	$42,423	$45,929	$52,775	$56,710	$64,810	$70,163	$74,033	$141,127	$209,006

Corporate expenses	$(10,656)	$(12,339)	$(12,719)	$(15,819)	$(12,971)	$(12,284)	$(17,953)	$(13,997)	$(11,871)	$(10,895)	$(14,206)	$(43,208)	$(36,972)

Margin Analysis:

Monster Careers - North America OIBDA margin	22.7%	27.1%	29.9%	36.4%	33.5%	35.9%	38.0%	36.3%	36.7%	37.7%	37.2%	35.9%	37.2%
Monster Careers - North America operating margin	18.5%	23.1%	26.2%	33.3%	30.2%	32.6%	34.9%	33.2%	34.1%	34.1%	34.3%	32.6%	34.2%
Monster Careers - International OIBDA margin	-11.4%	5.2%	5.5%	10.7%	1.3%	-1.7%	0.2%	6.5%	7.3%	9.5%	10.7%	-0.1%	9.3%
Monster Careers - International operating margin	-17.0%	-0.6%	-4.3%	6.2%	-4.8%	-7.0%	-5.3%	0.5%	1.2%	2.7%	6.5%	-5.7%	3.6%
Internet Advertising & Fees OIBDA margin	46.9%	31.1%	30.4%	28.9%	33.4%	35.3%	34.3%	38.6%	35.8%	37.5%	32.5%	34.3%	35.1%
Internet Advertising & Fees operating margin	41.3%	24.6%	22.8%	21.4%	28.7%	30.9%	30.1%	34.6%	29.2%	33.1%	28.5%	29.9%	30.3%
Monster OIBDA margin	20.3%	23.6%	25.2%	29.9%	26.5%	27.1%	29.3%	29.3%	29.2%	30.0%	29.3%	27.7%	29.5%
Monster operating margin	15.8%	19.0%	19.7%	25.9%	22.4%	23.2%	25.5%	25.3%	25.2%	25.5%	25.9%	23.7%	25.5%
Consolidated OIBDA margin	14.6%	17.7%	19.5%	22.8%	21.8%	22.4%	24.2%	23.7%	25.2%	26.8%	25.1%	22.8%	25.7%
Consolidated operating margin	7.1%	10.3%	11.7%	16.7%	15.5%	17.0%	16.8%	19.1%	20.6%	21.5%	20.9%	16.5%	21.0%

(1) - See notes to financial supplement for further explanation of non-GAAP measures